UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

DEMAND MEDIA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M74465-P51828 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. DemanD meDia, inc. *** Exercise Your Right to Vote *** important notice Regarding the availability of Proxy materials for the Stockholder meeting to Be Held on June 12, 2014. DEMAND MEDIA, INC 1655 26TH STREET SANTA MONICA, CA 90404 meeting information meeting Type: Annual Meeting For holders as of: April 21, 2014 Date: June 12, 2014 Time: 2:00 PM PDT Location: The Huntley Hotel 1111 Second Street Santa Monica, CA 90403 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy materials available to VieW or ReceiVe: How To Vote Please Choose One of the Following Voting Methods Vote in Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 29, 2014 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PaPeR or e-maiL copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. 1. Notice & Proxy Statement 2. Annual Report on Form 10-K . XXXX XXXX XXXX . XXXX XXXX XXXX . XXXX XXXX XXXX M74466-P51828 Proxy materials available to VieW or ReceiVe:

Voting Items M74467-P51828 NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends you vote FOR proposals 2 through 6. 2. Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accountants of Demand Media, Inc. for the fiscal year ending December 31, 2014. 3. Advisory vote to approve the compensation of our named executive officers, as described in the proxy materials. 4. Authorization for the Board of Directors to effect, in its discretion, a reverse stock split of the Common Stock of Demand Media, Inc., at a reverse stock split ratio of 1-for-5, 1-for-6, 1-for-7, 1-for-8, 1-for-9, 1-for-10, 1-for-11, or 1-for-12, as determined by the Board of Directors. 5. Approval of a corresponding amendment to Demand Media, Inc.'s Amended and Restated Certificate of Incorporation to effect the reverse stock split and to reduce proportionately the total number of shares of Common Stock that Demand Media, Inc. is authorized to issue, subject to the Board of Directors authority to abandon such amendment. 6. Approval of a one-time stock option adjustment for eligible stock options. 1a. John A. Hawkins 1b. Joshua G. James 1c. Victor E. Parker 1. Election of Directors The Board of Directors recommends you vote FOR the following:

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